Global Communications

www.j2global.com

Investor Presentation

(Based upon Third Quarter 2002 results)

October 2002

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management's current expectations or beliefs as of October 28, 2002 and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of October 28, 2002 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

- Inability to generate greater revenues and profits from unified communications, messaging, conference calling, broadcast faxing and advertising
- Limitations on the Company's ability to continue to grow or sustain the rate of growth of its subscriber base and/or the rate of revenue growth from the subscriber base
- Inability to successfully introduce new products and services
- Uncertainties regarding protection of intellectual property or violation of intellectual property of others
- Factors relating to taxes, including limitations on the usability of the Company's net operating loss carry-forward
- Factors relating to increased competition and limitations on the Company's ability to maintain or grow market share
- The risk of reduced earnings due to increased opportunistic marketing expense
- The risk of loss of services of executive officers and other key employees
- The risk of adverse changes in the U.S. regulatory environment for unified communications
- Risks associated with technological change and/or adverse effects on our services from breaches of security or spamming
- Inability to obtain telephone numbers in sufficient quantities, in desirable locations or area codes, and/or on acceptable terms.
- Other factors set forth in the Company's filings with the Securities and Exchange Commission

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

Investment Considerations

Participate in large, established & growing markets

- Fax
- Voicemail
- Conference Calling
- Unified Messaging

Proven business model

- Monthly recurring revenue model
- 3 Sales channels

Assets

- Customer base & brand awareness
- Global network
- Patents
- Financial position
- People

Assets

4.6 million subscribed phone numbers

Global advanced messaging network

- 950+ cities in 18 countries on 5 continents
- 5MM+ unique telephone numbers worldwide, and growing

Patented technology and product roadmap

- 5 issued U.S. Patents, with 9 Patents pending

Strong financial position

- Q3 Revenue: $12.5 MM   Q3 GAAP Earnings: $3.9 MM
- 21st consecutive quarter of revenue growth
- Virtually debt free
- $27.4 MM of cash *and growing*
- Cash from operations in excess of Earnings

Market Size

Fax
- Est. $90B+ annual spend on transmission and supply costs
- Installed base of 27MM+ machines in the U.S. and growing

Voicemail
- 76MM+ enterprise voicemail boxes in use at end of 2000
- Significant outsource service opportunity

Conferencing Services
- Estimated at more than $2B in 2000
- Expected to approach $14B worldwide by 2005

Unified Messaging
- Enterprise end-users expected to grow nearly 10-fold by year end 2005
- Average annual spend per new seat is in excess of $100

Source: j2 Global estimates based on data from Gartner, Inc., IDC, and Davidson Consulting.

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

Corporate

- Direct sales force to SMEs and large corporations
- TeleSales to smaller businesses
- Resellers

Licensed Services

- Focused on large-scale opportunities that can provide a positive impact on j2 Global's revenue and profits
- Opportunistically license j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Significant interdependency between Sales Channels

Web Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox
- Desktop sending (format independent)
- Unique subscriber telephone number

Unified Messaging

- Faxing
- Inbound receipt of voicemail into a subscriber's personal Email Inbox
- Web-initiated Conference Calling

Web Channel Overview

Revenue Sources

- Monthly recurring
- Usage-based
- Advertising

Marketing

- Word of mouth / Branding / Advertising
- Cost-per-Acquisition (CPA) deals
- Lifecycle Management – Continually improves the quality of our customer base by evaluating all subscribers for margin potential and eliminating unprofitable users

Status (as of 9/30/02)

- More than 4.6 MM subscribed phone numbers

Corporate Channel Services

Faxing

- Inbound receipt of faxes into a subscriber's personal Email Inbox (secure & private)
- Desktop sending (format independent)
- Web-based Broadcast Faxing
- Centralized on-line account management
- Real-time telephone number provisioning
- Advanced billing options

Voice Services

- Web-initiated Conference Calling

Services in Development

- Secure Fax
- Next-Gen Voicemail/Email-by-Phone
- Document Management products

Corporate Channel Overview

Revenue Sources

- License fees
- Monthly recurring
- Usage-based

Marketing

- Direct sales force
- Telemarketing / TeleSales
- Web-generated leads
- Leads from existing databases of Web channel customers

Status (as of 9/30/02)

- 1,200+ corporate clients using j2 Global telephone numbers
- 35,500+ unique telephone numbers deployed

Corporate Channel Markets

- Financial institutions
- Law firms & corporate legal departments
- Real estate
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Critical Features

- Security
- Privacy
- Efficiency
- Cost

Licensed Services Channel Overview

Offerings

- j2 Global's network, application capabilities and services integrated into 3rd party offerings
- Licensing of j2 Global's intellectual property and know how
- Royalty revenue from non-core assets

Marketing

- One-on-one meetings and negotiations
- Large deal focus for services integration
- Opportunistic focus on large and small IP transactions

Global Network Presence


j2 Global Network
Asia/Pacific
The Americas
Europe
• to be deployed

950+ cities in 18 countries on 5 continents

Industry Accolades

PC Magazine 1999 The 100 Top Web Sites

Davidson Consulting 1999 Analyst Choice Award Fax Product of the Year

Deloitte & Touche Technology Fast 50

j2 Global Named #1 Fastest Growing Technology Firm in Los Angeles For 2001 and 2002

Deloitte & Touche Technology Fast 500

j2 Global in Top 100 Fastest Growing Technology Firms in North America For 2001 and 2002

Entrepreneur Magazine's 100 Best Web Sites for entrepreneurs

2001 – "Transmit It" Category

1999 MVP Finalist PC Computing

BizBest 50

Home Office Computing

2000 Bronze Medal Messaging/Voicemail Category

Product Roadmap


IP Fax
Document Management
Voice Services
Unified Messaging & Comm. Services

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting

- OCR
- Secure fax send & receive
- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger
- HotSend®
- PaperMaster98®

- PaperMaster+

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

Legend: blue -Currently offered; black -Future opportunities

Financial Highlights

Historical Revenue Growth



$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
21 consecutive quarters
of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02

Paid Numbers (DIDs) Growth


Paid Numbers (DIDs) as a percent of Total Active DIDs
Paid Numbers (DIDs)
275,000
250,000
225,000
200,000
175,000
4.3%
4.6%
5.0%
5.3%
12/31/2001
3/31/2002
6/30/2002
9/30/2002

Earnings & EBITDA


$5.0
$3.0
$1.0
$1.0
$3.0
$5.0
$7.0
(Millions)
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
GAAP Net Earnings
Pro Forma Net Earnings*
EBITDA

* GAAP earnings (loss), less Amortization of goodwill and other intangibles, less impairment of acquisition related intangibles, net of other one-time items.

Cost Trends


$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
(Millions)
G&A
COGS
Sales & Marketing
Engineering
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02

Quarterly Revenue

	2001	2002		
	Q4	Q1	Q2	Q3
Subscriber	$8,356	$9,370	$10,427	$11,551
Quarter-to-Quarter Growth	8.9%	12.1%	11.3%	10.8%
Advertising	896	827	705	783
Quarter-to-Quarter Growth	37.4%	-7.7%	-14.8%	11.1%
Licensed Srvs & Other	328	182	174	169
Total Revenue	$9,580	$10,379	$11,306	$12,503
Quarter-to-Quarter Growth	11.4%	8.3%	8.9%	10.6%

Quarterly Revenue by Channel

	2001	2002		
	Q4	Q1	Q2	Q3
Web	$7,232	$7,733	$8,292	$9,031 (1)
Quarter-to-Quarter Growth	8.3%	6.9%	7.2%	8.9%
Corporate	2,020	2,464	2,840	3,303 (1)
Quarter-to-Quarter Growth	22.4%	22.0%	15.3%	16.3%
Licensed Services	314	182	174	169
Other	14	0	0	0
Total Revenue	$9,580	$10,379	$11,306	$12,503
Quarter-to-Quarter Growth	11.4%	8.3%	8.9%	10.6%

(1) Certain credit card-based accounts were reclassified in Q3 2002 from the Corporate channel to the Web channel.

2002 Financial Performance Guidance

Quarterly Revenue Growth Rates

- Subscriber: 7% - 12%
- Advertising: Flat

Quarterly Revenue Growth Rates by Channel

- Web Channel: 5% - 10%
- Corporate Channel: 10% - 33%

EBITDA Flow-Through of Incremental Revenue

- Q4: 50%+

Annual Estimates (1)

- Revenue: $ 46.7+ million
- EBITDA: $ 15.8+ million
- Net Earnings: $12.9+ million (2)
- Fully Diluted Earnings per Share: $1.06+ per share (2,3)

(1) Calculated using Q1-Q3 actuals, plus Q3 as a proxy for Q4
(2) Assumes no taxes
(3) Assumes the maximum potential dilution based upon shares, options and warrants outstanding as of Sept. 30, 2002

2003 View

Current View

- No facts or circumstances are currently known, subject to the risk factors outlined in the Company's SEC filings, which would make 2003 performance directionally different than the recent past

2003 Budgeting process currently underway

Historical Results

- Subscriber growth: 5.3% to 12.1% [(1)]
- Advertising growth (decline): -14% to 37% [(2)]
- Licensed Services: Declining [(3)]
- 40%+ EBITDA Flow-Through of Incremental Revenue [(4)]

[(1)] Quarterly range of growth over the prior seven quarters
[(2)] Quarterly range of growth (decline) over the prior four quarters indicates volatility
[(3)] For the prior five quarters, with the exception of a one-time event in Q4 2001. However, this channel is opportunistically driven.
[(4)] For the prior five quarters

Recent Events

- j2 Global awarded #1 ranking in Deloitte & Touche 2002 Technology Fast 50 in LA for the second year in a row. Also ranked in Top 100 for North America for the second year in a row.
- Analyst coverage initiated by Pacific Growth Equities
- Analyst coverage initiated by Gerard Klauer Mattison
- j2 Global's network now provides local numbers in more than 950 locations worldwide

j2™
Global